UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): March 21, 2006
DIGITAL RIVER, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or other jurisdiction of incorporation)	000-24643 (Commission File Number)	41-1901640 (IRS Employer Identification No.)
9625 West 76th Street,
Eden Prairie, Minnesota 55344
(Address of principal executive offices) (Zip Code)
(Registrant’s telephone number, including area code): (952) 253-1234
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Item 8.01. Other Events.
     On March 21, 2006, Digital River, Inc., a Delaware corporation (“Digital River”), issued a press release announcing an update to its anticipated revenue and earnings estimate for its fiscal first quarter ending March 31, 2006.
     The news release issued on March 21, 2006, is filed as Exhibit No. 99.1 to this Current Report on Form 8-K. The press release includes “safe harbor” language indicating that certain statements about Digital River’s business and other matters contained in the press release are “forward-looking” rather than “historic.” The press release also states that a more thorough discussion of certain factors which may affect Digital River’s operating results is included in Digital River’s Annual Report on Form 10-K for the year ended December 31, 2005, and Digital River’s other public filings with the SEC available at the SEC’s Web site (http://www.sec.gov).
     The attached press release contains certain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. To supplement our consolidated financial statements presented in accordance with GAAP, Digital River has supplied non-GAAP measures of earnings per share, which are adjusted from results based on GAAP to primarily exclude certain expenses.
     We believe that these non-GAAP measures provide useful information to both management and investors by excluding certain expenses that may not be indicative of our core operating results. In addition, because we have historically reported certain non-GAAP results to investors, we believe the inclusion of non-GAAP results provides consistency in our financial reporting. These measures should be considered in addition to results prepared in accordance with GAAP, but are not a substitute for or superior to GAAP results. The non-GAAP measures included in the attached press release have not been reconciled to the nearest GAAP measure because the non-GAAP adjustments cannot be quantified without unreasonable effort at this time. As used herein, “GAAP” refers to accounting principles generally accepted in the United States.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits.
The following exhibit is filed with this report:
     99.1       Press release dated March 21, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL RIVER, INC.
By:	/s/ Thomas M. Donnelly
	Name:	Thomas M. Donnelly
	Title:	Chief Financial Officer

Date: March 21, 2006

Exhibit Index

Exhibit No.	Description
99.1	Press release dated March 21, 2006.